Shareholders' Equity	12 Months Ended
Mar. 31, 2013
Equity [Abstract]
Stockholders Equity Note Disclosure [Text Block]
5. Shareholders’ Equity

Ordinary Shares — The Company has unlimited Ordinary Shares authorized. Holders of the Company’s Ordinary Shares are entitled to one vote for each Ordinary Share. At March 31, 2013, there were 2,792,488 Ordinary Shares outstanding (excluding 4,394,533 shares subject to possible redemption).

Preferred Shares — The Company is authorized to issue an unlimited number of preferred shares in five different classes with such designations, voting and other rights and preferences as may be determined from time to time by Board of Directors. At March 31, 2013 the Company has not issued any preferred shares.